UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2020

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Exchangeable Notes Indenture

On July 21, 2020, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (the “Company”), closed its previously announced private offering (the “Exchangeable Notes Offering”) of $400.0 million aggregate principal amount of 5.375% exchangeable senior notes due 2025 (the “Exchangeable Notes”). The Exchangeable Notes were issued pursuant to an indenture, dated July 21, 2020, by and among NCLC, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee (the “Exchangeable Notes Indenture”). The Exchangeable Notes will be guaranteed by the Company on a senior unsecured basis.

In connection with the Exchangeable Notes Offering, NCLC received gross proceeds of $400.0 million and net proceeds, after initial purchasers’ discounts and before offering expenses, of $390.0 million. NCLC expects to use the net proceeds from the Exchangeable Notes Offering for general corporate purposes.

Interest on the Exchangeable Notes will accrue from July 21, 2020 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2021, at a rate of 5.375% per year. The Exchangeable Notes will mature on August 1, 2025 (the “Maturity Date”) unless earlier exchanged, redeemed or repurchased.

The Exchangeable Notes will be exchangeable for NCLC’s redeemable preference shares at any time prior to the close of business on the business day immediately preceding the Maturity Date. Upon exchange, the preference shares will be immediately and automatically exchanged (without any further action being required to be taken by exchanging holders of the Exchangeable Notes), for each $1,000 principal amount of exchanged Exchangeable Notes, into a number of the Company’s ordinary shares based on the exchange rate. The exchange rate will initially be 53.3333 ordinary shares per $1,000 principal amount of Exchangeable Notes (equivalent to an initial exchange price of approximately $18.75 per ordinary share), subject to adjustment.

NCLC may redeem the Exchangeable Notes, in whole but not in part, following the occurrence of certain tax law changes at a redemption price equal to 100% of the principal amount of the Exchangeable Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

Upon the occurrence of a “fundamental change,” which term includes certain change of control transactions, NCLC must offer to repurchase the Exchangeable Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase. In addition, if certain corporate events occur prior to the Maturity Date or if NCLC delivers a notice of tax redemption, NCLC will, in certain circumstances, increase the exchange rate for a holder who elects to exchange its Exchangeable Notes in connection with such corporate event or notice of tax redemption, as the case may be.

The Exchangeable Notes Indenture contains customary covenants and events of default.

The foregoing summary of the Exchangeable Notes Indenture and the Exchangeable Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchangeable Notes Indenture and form of Exchangeable Note, which are attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Secured Notes Indenture

On July 21, 2020, NCLC also closed its previously announced private offering (the “Secured Notes Offering”) of $750.0 million aggregate principal amount of 10.250% senior secured notes due 2026 (the “Secured Notes”). The Secured Notes were issued pursuant to an indenture, dated July 21, 2020, by and among NCLC, as issuer, the guarantors named therein and U.S. Bank National Association, as trustee, principal paying agent, transfer agent, registrar and security agent (the “Secured Notes Indenture”). NCLC expects to use the net proceeds from the Secured Notes Offering to repay the $675.0 million Epic Credit Facility (as defined below) and to pay any related transaction fees and expenses, with the remainder of the net proceeds to be used for general corporate purposes.

Interest on the Secured Notes will accrue from July 21, 2020 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2021, at a rate of 10.250% per year. The Secured Notes will mature on February 1, 2026 unless earlier redeemed or repurchased.

The Secured Notes and certain of the related guarantees will be secured by first-priority security interests in, among other things and subject to certain agreed security principles, collateral consisting of substantially all of the assets of Norwegian Epic, Ltd. (the “Secured Guarantor”), a subsidiary of NCLC, including the vessel owned or operated by the Secured Guarantor. Such collateral will be secured pursuant to collateral agreements, collateral assignments and other instruments to be entered into on or after July 21, 2020 under the laws of the United States and certain other jurisdictions, with such security interests perfected on or after July 21, 2020 in accordance with the agreed security principles described in the Secured Notes Indenture. The Secured Notes will also be guaranteed by the Secured Guarantor, as well as certain additional subsidiaries that guarantee certain of NCLC’s credit facilities, whose assets will not secure the Secured Notes.

NCLC may, at its option, redeem all or a part of the Secured Notes (i) prior to August 1, 2023, at a redemption price equal to 100% of the principal amount of the Secured Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date and (ii) on or after August 1, 2023, at the redemption prices set forth in the Secured Notes Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to August 1, 2023, NCLC may redeem up to 35% of the aggregate principal amount of the Secured Notes with the net proceeds of certain equity offerings, subject to certain restrictions. NCLC may also redeem the Secured Notes, in whole but not in part, following the occurrence of certain tax law changes at a redemption price equal to 100% of the principal amount of the Secured Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Secured Notes Indenture contains covenants that limit the ability of NCLC and its restricted subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the Secured Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Secured Notes Indenture also contains customary events of default.

The foregoing summary of the Secured Notes Indenture and the Secured Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Secured Notes Indenture and form of Secured Note, which are attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Secured Notes Offering, on July 16, 2020, NCLC delivered notice of its intent, effective July 21, 2020, to repay in full and terminate the Credit Agreement, dated as of March 5, 2020 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Epic Credit Facility”), among NCLC, as guarantor, the Secured Guarantor, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other parties thereto. Pursuant to the Epic Credit Facility, on July 21, 2020, NCLC repaid the full amount of outstanding borrowings under the Epic Credit Facility, which totaled approximately $675.0 million, plus accrued but unpaid interest thereon, and the Epic Credit Facility was terminated in full. The material terms and conditions of the Epic Credit Facility were described in our Current Reports on Form 8-K filed on March 16, 2020 and May 4, 2020. As a result of the termination of the Epic Credit Facility, the vessel owned and operated by the Secured Guarantor was released as collateral, thereby enabling the Secured Notes and certain of the related guarantees to be secured by a first-priority security interest in, among other things and subject to certain agreed security principles, such vessel.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under “Exchangeable Notes Indenture” in Item 1.01 above is incorporated into this Item 3.02 by reference.

NCLC offered and sold the Exchangeable Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Exchangeable Notes, the preference shares and the ordinary shares of the Company issuable upon the exchange of preference shares will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Item 8.01 Other Events.

Equity Offering

On July 16, 2020, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), in connection with the Company’s previously announced underwritten public offering of 19,166,667 ordinary shares, which includes 2,500,000 ordinary shares issued in connection with the Underwriters’ full exercise of their option to acquire additional ordinary shares (the “Equity Offering”). The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company and the Underwriters, as well as termination and other customary provisions.

The Equity Offering was made pursuant to a prospectus supplement, dated July 16, 2020, and filed with the Securities and Exchange Commission (the “SEC”) on July 20, 2020, and the base prospectus, dated May 5, 2020, filed as part of the Company’s automatic shelf registration statement (File No. 333-237999) that became effective under the Securities Act when filed with the SEC on May 5, 2020.

The Equity Offering closed on July 21, 2020. The Company expects to use the net proceeds from the Equity Offering for general corporate purposes.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Press Release

On July 16, 2020, the Company issued a press release announcing the pricing of the Equity Offering at a price to the public of $15.00 per share. Simultaneously therewith, NCLC issued a press release announcing the pricing of the Exchangeable Notes Offering and the Secured Notes Offering on July 16, 2020. Subsequently, on July 20, 2020, the Company issued an additional press release announcing the Underwriters’ full exercise of their option to acquire an additional 2,500,000 ordinary shares in the Equity Offering. Copies of the press releases are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

On July 21, 2020, the Company issued a press release announcing the closing of its Equity Offering on July 21, 2020. Simultaneously therewith, NCLC issued a press release announcing the closing of the Exchangeable Notes Offering and the Secured Notes Offering on July 21, 2020. Copies of the press releases are furnished as Exhibits 99.4 and 99.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the COVID-19 pandemic, operational position, demand for voyages, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the impact of:

•	the spread of epidemics, pandemics and viral outbreaks and specifically, the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	our ability to develop strategies to enhance our health and safety protocols to adapt to the current pandemic environment’s unique challenges once operations resume and to otherwise safely resume our operations when conditions allow;

•	coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions;

•	the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise;

•	our success in reducing operating expenses and capital expenditures and the impact of any such reductions;

•	our guests’ election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	the unavailability of ports of call;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	our ability to work with lenders and others or otherwise pursue options to defer or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

•	adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	our potential future need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders;

•	any further impairment of our trademarks, trade names or goodwill;

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•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	fluctuations in foreign currency exchange rates;

•	overcapacity in key markets or globally;

•	our expansion into and investments in new markets;

•	our inability to obtain adequate insurance coverage;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	pending or threatened litigation, investigations and enforcement actions;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	our inability to keep pace with developments in technology;

•	changes involving the tax and environmental regulatory regimes in which we operate; and

•	other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 16, 2020, between Norwegian Cruise Line Holdings Ltd. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named in Schedule A therein.
4.1	Indenture, dated July 21, 2020, by and among NCL Corporation Ltd., as issuer, Norwegian Cruise Line Holdings Ltd., as guarantor, and U.S. Bank National Association, as trustee.
4.2	Indenture, dated July 21, 2020, by and among NCL Corporation Ltd., as issuer, the guarantors party thereto and U.S. Bank National Association, as trustee, principal paying agent, transfer agent, registrar and security agent.
5.1	Opinion of Walkers (Bermuda) Limited.
23.1	Consent of Walkers (Bermuda) Limited (included in Exhibit 5.1).
99.1	Press Release of Norwegian Cruise Line Holdings Ltd., dated July 16, 2020.
99.2	Press Release of NCL Corporation Ltd., dated July 16, 2020.
99.3	Press Release of Norwegian Cruise Line Holdings Ltd., dated July 20, 2020.
99.4	Press Release of Norwegian Cruise Line Holdings Ltd., dated July 21, 2020.
99.5	Press Release of NCL Corporation Ltd., dated July 21, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2020

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Mark A Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief
Financial Officer

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